Todd W. Buchardt

March 20, 2007

Richard Surratt
President and CEO
ProQuest Company
789 Eisenhower Parkway
Ann Arbor, MI 48106

Dear Richard:

I hereby forfeit all rights to the 170,500 stock options granted to me by ProQuest Company in the February 4, 2004 Multi-year stock option grant.

Sincerely,

/s/ Todd W. Buchardt

Todd W. Buchardt
General Counsel
ProQuest Company